                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08459
                  ----------------------------------------------

                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                  Credit Suisse International Focus Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: October 31, 2003

Date of reporting period: November 1, 2002 to October 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2003


- CREDIT SUISSE
  INTERNATIONAL FOCUS FUND


MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS IS PROVIDED IN THE PROSPECTUS, WHICH MUST PROCEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2003; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2003 (Unaudited)

                                                               November 20, 2003
Dear Shareholder:

   For the 12 months ended October 31, 2003, the Common Class and Advisor Class shares of Credit Suisse International Focus Fund(1) (the "Fund") had gains of 24.04% and 23.49%, respectively, versus an increase of 27.57% for the Morgan Stanley Capital International EAFE Index.(2) The Fund's Class A shares(3) (without sales charge), Class B shares(3) (without contingent deferred sales charge) and Class C shares(3) (without contingent deferred sales charge) had gains of 23.88%, 22.70% and 22.67%, respectively, for the period.(2)

   The period was a positive one for most stock markets around the world. While markets initially struggled, due largely to shifting perceptions of how a war with Iraq might proceed, they began to recover in late March on progress made by the U.S. and its allies. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential recovery in the U.S. economy -- and by extension, the global economy -- also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators in the U.S., Europe and Asia.

   For dollar-based investors, returns were enhanced by a strengthening in major currencies vs. the U.S. dollar. The yen and the euro both rose more than 10% vs. the U.S. dollar, although that trend hampered the stocks of certain Japanese and European exporting companies late in the period.

   The Fund participated in the global rally but underperformed its benchmark. Factors that hindered the Fund's relative return included its underweighting in or avoidance of certain Australian and non-Japan Asian stocks that had strong rallies. The Fund's underexposure to the euro during much of the period also hampered its performance. On the positive side, stock selection in Japan was a positive for the Fund, as it was in Europe as a whole.

   In terms of recent noteworthy portfolio activity, we reduced our exposure to Japan while selectively adding to Europe and non-Japan Asia. Our selling focus in Japan was on exporters (e.g., auto companies) that had become more richly valued, and that we view as having a clouded revenue and earnings picture going forward due to the yen's rise. When the yen/dollar ratio declined through the 115 levels, we deemed that to be a significant event in terms of the ability of Japan's exporters to compete in foreign markets.

   Also in Japan, we reduced, but did not eliminate, our exposure to companies that manufacture components used in liquid crystal display products. These stocks have performed well this year, and we pared the positions on a valuation basis. That said, we see more upside potential for these companies, which are key players in a rapidly growing industry.

   Our purchase activity in Europe was based largely on company-specific factors. The main macro factor in our view is the potential for Europe's economies to benefit from a U.S. recovery over the intermediate-to-longer term. Interest rates have become less of a story to us. While the lack of necessity for Europe's monetary authorities to raise rates is noteworthy, we do not foresee much in the way of rate stimulus from here. Our view is that rates will hover near current levels for a spell, and investors might begin to discount the possibility of rate increases, perhaps in the first quarter of 2004.

   One sector in Europe that we have made adjustments to recently is financial services. We sold certain bank stocks that have rallied strongly this year, directing the proceeds into companies with more exposure to capital markets. These moves reflect our belief that growth in Europe will improve over time and that the interest-rate story has become less compelling for banks.

   We are maintaining a position in the U.K., which we view as a more-defensive market, although we are monitoring macroeconomic trends for possible warning signs. We note a recent uptick in the country's inflation rate; this may prove temporary, but it adds to our belief that the U.K.'s central bank is more likely to raise interest rates going forward than to lower them. We will continue to be very stock specific here, not looking to play an economy that has outperformed Europe over the past year.

   Within non-Japan Asia, one market we have added to, and may look to further increase, is Hong Kong. Its economy has been idling for some time, but the picture has brightened somewhat lately, helping to ease the threat of deflation. We view Hong Kong as being geared to a U.S. recovery, and the continued growth in China, a key trading partner, augurs well for certain Hong Kong companies in our judgment. Our focus here has shifted from defensive companies in favor of more aggressive names that we believe have better growth potential.

   We continue to view emerging markets in general as attractive, and are maintaining a weighting of approximately 9%. These stocks continue to trade at valuations below those offered by developed market stocks, and, more importantly in our view, they are reasonably priced compared with their own historical cycles.

   From a global sector standpoint, two areas we would highlight are energy, where we have retained an underweight position for much of the year, and telecommunications, where we have maintained a significant overweighting. Starting with the former, we do not believe that the recent spike in oil prices will substantially change oil companies' longer-term prospects, which are fairly modest in our view. That said, we may tactically add to our oil holdings in the near term, while remaining underweighted in energy as a whole. In telecom, we are more likely to lower our exposure than increase it over the next few months. Valuations have become full in certain cases (e.g., fixed-wire telecom issues in China), and while we still see interesting restructuring plays in Europe, current valuation levels there are on the high side as well. The third component of our telecom exposure is a play on the solid growth potential for wireless demand in Mexico.

THE CREDIT SUISSE INTERNATIONAL EQUITY TEAM

Nancy Nierman
Greg Norton-Kidd
Anne S. Budlong
Harry M. Jaffe


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THE FUND'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF THE FUND'S ASSETS. AS A RESULT OF THIS STRATEGY, THE FUND MAY BE SUBJECT TO GREATER VOLATILITY THAN A FUND THAT INVESTS IN A LARGER NUMBER OF ISSUERS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT
       SUISSE INTERNATIONAL FOCUS FUND(1) COMMON CLASS SHARES AND THE MSCI
                        EAFE(2) FROM INCEPTION (3/31/97).

             CREDIT SUISSE INTERNATIONAL
             FOCUS FUND(1) COMMON CLASS    MSCI EAFE INDEX(2)
 3/31/1997                     $  10,000            $  10,000
 4/30/1997                     $  10,210            $  10,055
 5/31/1997                     $  11,070            $  10,712
 6/30/1997                     $  11,630            $  11,306
 7/31/1997                     $  12,310            $  11,491
 8/31/1997                     $  11,540            $  10,635
 9/30/1997                     $  12,120            $  11,233
10/31/1997                     $  11,060            $  10,372
11/30/1997                     $  10,650            $  10,269
12/31/1997                     $  10,450            $  10,361
 1/31/1998                     $  10,702            $  10,837
 2/28/1998                     $  11,509            $  11,535
 3/31/1998                     $  12,359            $  11,893
 4/30/1998                     $  12,726            $  11,989
 5/31/1998                     $  12,884            $  11,934
 6/30/1998                     $  12,601            $  12,027
 7/31/1998                     $  12,768            $  12,152
 8/31/1998                     $  11,195            $  10,649
 9/30/1998                     $  10,702            $  10,325
10/31/1998                     $  11,310            $  11,404
11/30/1998                     $  11,929            $  11,991
12/31/1998                     $  12,116            $  12,467
 1/31/1999                     $  12,169            $  12,433
 2/28/1999                     $  11,808            $  12,140
 3/31/1999                     $  12,349            $  12,650
 4/30/1999                     $  12,889            $  13,165
 5/31/1999                     $  12,317            $  12,490
 6/30/1999                     $  13,377            $  12,980
 7/31/1999                     $  14,447            $  13,369
 8/31/1999                     $  14,755            $  13,420
 9/30/1999                     $  15,062            $  13,558
10/31/1999                     $  15,666            $  14,069
11/30/1999                     $  17,362            $  14,561
12/31/1999                     $  19,703            $  15,871
 1/31/2000                     $  18,606            $  14,865
 2/29/2000                     $  20,241            $  15,268
 3/31/2000                     $  19,572            $  15,863
 4/30/2000                     $  18,409            $  15,031
 5/31/2000                     $  17,784            $  14,667
 6/30/2000                     $  18,672            $  15,244
 7/31/2000                     $  18,288            $  14,608
 8/31/2000                     $  18,661            $  14,738
 9/30/2000                     $  17,476            $  14,023
10/31/2000                     $  16,434            $  13,694
11/30/2000                     $  15,655            $  13,184
12/31/2000                     $  16,480            $  13,655
 1/31/2001                     $  16,507            $  13,649
 2/28/2001                     $  15,123            $  12,627
 3/31/2001                     $  14,096            $  11,791
 4/30/2001                     $  15,097            $  12,618
 5/31/2001                     $  14,715            $  12,182
 6/30/2001                     $  14,491            $  11,689
 7/31/2001                     $  14,320            $  11,477
 8/31/2001                     $  13,951            $  11,189
 9/30/2001                     $  12,370            $  10,058
10/31/2001                     $  12,633            $  10,315
11/30/2001                     $  12,871            $  10,696
12/31/2001                     $  13,045            $  10,760
 1/31/2002                     $  12,808            $  10,189
 2/28/2002                     $  12,834            $  10,261
 3/31/2002                     $  13,625            $  10,821
 4/30/2002                     $  13,573            $  10,899
 5/31/2002                     $  13,560            $  11,047
 6/30/2002                     $  12,992            $  10,612
 7/31/2002                     $  11,594            $   9,565
 8/31/2002                     $  11,621            $   9,545
 9/30/2002                     $  10,196            $   8,523
10/31/2002                     $  10,631            $   8,981
11/30/2002                     $  10,974            $   9,390
12/31/2002                     $  10,613            $   9,075
 1/31/2003                     $  10,228            $   8,697
 2/28/2003                     $  10,043            $   8,498
 3/31/2003                     $   9,817            $   8,338
 4/30/2003                     $  10,838            $   9,164
 5/31/2003                     $  11,356            $   9,728
 6/30/2003                     $  11,648            $   9,969
 7/31/2003                     $  11,900            $  10,212
 8/31/2003                     $  12,338            $  10,460
 9/30/2003                     $  12,338            $  10,785
10/31/2003                     $  13,187            $  11,457

[CHART]

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE INTERNATIONAL FOCUS FUND(1) ADVISOR CLASS SHARES AND THE MSCI EAFE INDEX(2)
                           FROM INCEPTION (12/24/01).

             CREDIT SUISSE INTERNATIONAL
             FOCUS FUND(1) ADVISOR CLASS   MSCI EAFE INDEX(2)
12/24/2001                     $  10,000                  n/a
12/31/2001                     $  10,238            $  10,000
 1/31/2002                     $  10,041            $   9,469
 2/28/2002                     $  10,062            $   9,536
 3/31/2002                     $  10,672            $  10,057
 4/30/2002                     $  10,631            $  10,130
 5/31/2002                     $  10,610            $  10,267
 6/30/2002                     $  10,165            $   9,862
 7/31/2002                     $   9,069            $   8,889
 8/31/2002                     $   9,080            $   8,871
 9/30/2002                     $   7,973            $   7,921
10/31/2002                     $   8,304            $   8,347
11/30/2002                     $   8,563            $   8,727
12/31/2002                     $   8,289            $   8,434
 1/31/2003                     $   7,978            $   8,083
 2/28/2003                     $   7,823            $   7,898
 3/31/2003                     $   7,647            $   7,749
 4/30/2003                     $   8,444            $   8,517
 5/31/2003                     $   8,837            $   9,041
 6/30/2003                     $   9,065            $   9,265
 7/31/2003                     $   9,262            $   9,491
 8/31/2003                     $   9,593            $   9,721
 9/30/2003                     $   9,582            $  10,023
10/31/2003                     $  10,255            $  10,648

[CHART]

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE INTERNATIONAL FOCUS FUND(1) CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES,
              AND THE MSCI EAFE INDEX(2) FROM INCEPTION (11/30/01).

                                          CREDIT SUISSE INTERNATIONAL  CREDIT SUISSE INTERNATIONAL
             CREDIT SUISSE INTERNATIONAL  FOCUS FUND(1) CLASS B (WITH  FOCUS FUND(1) CLASS C (WITH
             FOCUS FUND(1) CLASS A (WITH  MAXIMUM CONTINGENT DEFERRED  MAXIMUM CONTINGENT DEFERRED
             MAXIMUM SALES CHARGE)        SALES CHARGE)                SALES CHARGE)                MSCI EAFE INDEX(2)
11/30/2001                     $   9,425                    $  10,000                    $  10,000           $  10,000
12/31/2001                     $   9,546                    $  10,126                    $  10,126           $  10,060
 1/31/2002                     $   9,373                    $   9,983                    $   9,932           $   9,526
 2/28/2002                     $   9,382                    $   9,993                    $   9,942           $   9,593
 3/31/2002                     $   9,961                    $  10,597                    $  10,546           $  10,117
 4/30/2002                     $   9,923                    $  10,556                    $  10,505           $  10,190
 5/31/2002                     $   9,932                    $  10,536                    $  10,485           $  10,328
 6/30/2002                     $   9,517                    $  10,085                    $  10,034           $   9,921
 7/31/2002                     $   8,494                    $   8,990                    $   8,949           $   8,942
 8/31/2002                     $   8,513                    $   9,000                    $   8,959           $   8,924
 9/30/2002                     $   7,471                    $   7,894                    $   7,863           $   7,968
10/31/2002                     $   7,790                    $   8,222                    $   8,191           $   8,397
11/30/2002                     $   8,031                    $   8,478                    $   8,447           $   8,779
12/31/2002                     $   7,772                    $   8,194                    $   8,153           $   8,485
 1/31/2003                     $   7,482                    $   7,876                    $   7,846           $   8,131
 2/28/2003                     $   7,337                    $   7,733                    $   7,702           $   7,945
 3/31/2003                     $   7,172                    $   7,549                    $   7,518           $   7,795
 4/30/2003                     $   7,937                    $   8,337                    $   8,296           $   8,568
 5/31/2003                     $   8,314                    $   8,726                    $   8,685           $   9,095
 6/30/2003                     $   8,527                    $   8,941                    $   8,901           $   9,320
 7/31/2003                     $   8,711                    $   9,126                    $   9,085           $   9,547
 8/31/2003                     $   9,021                    $   9,454                    $   9,413           $   9,779
 9/30/2003                     $   9,021                    $   9,443                    $   9,402           $  10,083
10/31/2003                     $   9,650                    $   9,789                    $  10,048           $  10,712

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2003(1)

                                                                        SINCE
                                                  1 YEAR   5 YEARS    INCEPTION
                                                  ------   -------    ---------
Common Class                                      21.00%    2.89%       3.28%
Advisor Class                                     20.18%      --       (2.38)%
Class A Without Sales Charge                      20.74%      --       (2.34)%
Class A With Maximum Sales Charge                 13.83%      --       (5.46)%
Class B Without CDSC                              19.62%      --       (3.07)%
Class B With Maximum CDSC                         15.62%      --       (4.67)%
Class C Without CDSC                              19.57%      --       (3.30)%
Class C With Maximum CDSC                         18.57%      --       (3.30)%

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2003(1)

                                                                        SINCE
                                                  1 YEAR   5 YEARS    INCEPTION
                                                  ------   -------    ---------
Common Class                                      24.04%    3.12%       4.29%
Advisor Class                                     23.49%      --        1.37%
Class A Without Sales Charge                      23.88%      --        1.26%
Class A With Maximum Sales Charge                 16.79%      --       (1.84)%
Class B Without CDSC                              22.70%      --        0.46%
Class B With Maximum CDSC                         18.70%      --       (1.11)%
Class C Without CDSC                              22.67%      --        0.25%
Class C With Maximum CDSC                         21.67%      --        0.25%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2)  The Morgan Stanley Capital International EAFE Index (Europe, Australia, Far
     East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International,Inc. Investors cannot invest directly in an index.
(3) Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was 16.79%. Total return for Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4%), was 18.70%. Total return for Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1%), was 21.67%.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2003

                                                             NUMBER OF
                                                               SHARES              VALUE
                                                          ----------------   ----------------
COMMON STOCKS (96.9%)
BRAZIL (2.4%)
METALS & MINING (1.2%)
     Companhia Vale do Rio Doce ADR                                 68,623   $      3,139,502
                                                                             ----------------
OIL & GAS (1.2%)
     Petroleo Brasileiro SA ADR                                    143,870          3,380,945
                                                                             ----------------
TOTAL BRAZIL                                                                        6,520,447
                                                                             ----------------
CANADA (1.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
     Telus Corp.                                                   153,440          2,906,868
                                                                             ----------------
TOTAL CANADA                                                                        2,906,868
                                                                             ----------------
CHINA (1.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
     China Telecom Corporation, Ltd. ADR                            93,470          3,036,840
                                                                             ----------------
TOTAL CHINA                                                                         3,036,840
                                                                             ----------------
FINLAND (3.4%)
COMMUNICATIONS EQUIPMENT (1.5%)
     Nokia Oyj                                                     244,170          4,147,014
                                                                             ----------------
PAPER & FOREST PRODUCTS (1.9%)
     Stora Enso Oyj                                                384,660          5,231,857
                                                                             ----------------
TOTAL FINLAND                                                                       9,378,871
                                                                             ----------------
FRANCE (13.6%)
AUTOMOBILES (1.8%)
     Renault SA                                                     75,170          4,972,214
                                                                             ----------------
BANKS (3.7%)
     BNP Paribas SA                                                116,837          6,139,201
     Credit Agricole SA^                                           201,540          4,280,483
                                                                             ----------------
                                                                                   10,419,684
                                                                             ----------------
CONSTRUCTION & ENGINEERING (1.8%)
     Vinci SA                                                       71,112          5,154,331
                                                                             ----------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
     France Telecom SA*                                            191,174          4,627,032
                                                                             ----------------
MEDIA (1.8%)
     Lagardere S.C.A.                                               97,045          4,881,497
                                                                             ----------------
MULTILINE RETAIL (1.7%)
     Pinault-Printemps-Redoute SA                                   45,880          4,674,857
                                                                             ----------------
TEXTILES & APPAREL (1.1%)
     LVMH Moet Hennessy Louis Vuitton SA^                           43,750          3,023,590
                                                                             ----------------
TOTAL FRANCE                                                                       37,753,205
                                                                             ----------------

                 See Accompanying Notes to Financial Statements.

                                                             NUMBER OF
                                                               SHARES              VALUE
                                                          ----------------   ----------------
COMMON STOCKS
GERMANY (6.6%)
CHEMICALS (1.8%)
     BASF AG                                                       106,492   $      4,885,028
                                                                             ----------------
ELECTRIC UTILITIES (1.4%)
     E.ON AG                                                        79,407          4,013,667
                                                                             ----------------
INDUSTRIAL CONGLOMERATES (1.8%)
     Siemens AG                                                     75,300          5,077,103
                                                                             ----------------
MACHINERY (1.6%)
     MAN AG                                                        155,780          4,317,287
                                                                             ----------------
TOTAL GERMANY                                                                      18,293,085
                                                                             ----------------
HONG KONG (2.2%)
INDUSTRIAL CONGLOMERATES (2.2%)
     Hutchison Whampoa, Ltd.                                       797,000          6,157,848
                                                                             ----------------
TOTAL HONG KONG                                                                     6,157,848
                                                                             ----------------
IRELAND (1.3%)
BANKS (1.3%)
     Bank of Ireland                                               285,731          3,550,815
                                                                             ----------------
TOTAL IRELAND                                                                       3,550,815
                                                                             ----------------
ITALY (2.6%)
OIL & GAS (2.6%)
     Eni SpA*                                                      446,450          7,089,515
                                                                             ----------------
TOTAL ITALY                                                                         7,089,515
                                                                             ----------------
JAPAN (19.6%)
CHEMICALS (0.6%)
     JSR Corp.                                                      73,000          1,547,187
                                                                             ----------------
ELECTRICAL EQUIPMENT (1.6%)
     Nitto Denko Corp.                                              83,500          4,382,544
                                                                             ----------------
ELECTRONIC EQUIPMENT (2.2%)
     Omron Corp.                                                   277,200          6,076,791
                                                                             ----------------
HOUSEHOLD PRODUCTS (2.2%)
     Uni-Charm Corp.                                               128,200          5,982,317
                                                                             ----------------
LEISURE EQUIPMENT & PRODUCTS (4.4%)
     Konica Corp.                                                  392,000          5,152,499
     Yamaha Corp.                                                  355,900          7,170,769
                                                                             ----------------
                                                                                   12,323,268
                                                                             ----------------
MACHINERY (1.9%)
     THK Company, Ltd.^                                            253,800          5,148,260
                                                                             ----------------
MARINE (1.9%)
     Nippon Yusen Kabushiki Kaisha                               1,270,000          5,406,468
                                                                             ----------------

                 See Accompanying Notes to Financial Statements.

                                                             NUMBER OF
                                                               SHARES              VALUE
                                                          ----------------   ----------------
COMMON STOCKS
JAPAN
SPECIALTY RETAIL (1.5%)
     Yamada Denki Company, Ltd.                                    131,700   $      4,192,932
                                                                             ----------------
TRADING COMPANIES & DISTRIBUTORS (2.1%)
     Mitsubishi Corp.^                                             575,000          5,967,845
                                                                             ----------------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
     NTT DoCoMo, Inc.^                                               1,478          3,199,745
                                                                             ----------------
TOTAL JAPAN                                                                        54,227,357
                                                                             ----------------
MEXICO (1.6%)
WIRELESS TELECOMMUNICATION SERVICES (1.6%)
     America Movil SA de CV ADR, Series L                          190,430          4,532,234
                                                                             ----------------
TOTAL MEXICO                                                                        4,532,234
                                                                             ----------------
NETHERLANDS (5.9%)
DIVERSIFIED FINANCIALS (2.6%)
     ING Groep NV                                                  342,950          7,120,414
                                                                             ----------------
FOOD PRODUCTS (1.5%)
     Koninklijke Numico NV*,^                                      185,440          4,184,292
                                                                             ----------------
MEDIA (1.8%)
     VNU NV                                                        165,650          5,045,285
                                                                             ----------------
TOTAL NETHERLANDS                                                                  16,349,991
                                                                             ----------------
NORWAY (1.9%)
BANKS (1.9%)
     DnB Holding ASA^                                              889,210          5,192,889
                                                                             ----------------
TOTAL NORWAY                                                                        5,192,889
                                                                             ----------------
SINGAPORE (2.0%)
BANKS (2.0%)
     United Overseas Bank, Ltd.                                    723,816          5,654,325
                                                                             ----------------
TOTAL SINGAPORE                                                                     5,654,325
                                                                             ----------------
SOUTH KOREA (3.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
     KT Corp. ADR                                                  179,200          3,532,032
                                                                             ----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.4%)
     Samsung Electronics Company, Ltd.                              16,230          6,445,374
     Samsung Electronics Company, Ltd. GDR, Rule144A++               1,139            227,800
                                                                             ----------------
                                                                                    6,673,174
                                                                             ----------------
TOTAL SOUTH KOREA                                                                  10,205,206
                                                                             ----------------
SPAIN (1.4%)
ELECTRIC UTILITIES (1.4%)
     Endesa SA*,^                                                  239,700          3,803,590
                                                                             ----------------
TOTAL SPAIN                                                                         3,803,590
                                                                             ----------------

                 See Accompanying Notes to Financial Statements.

                                                             NUMBER OF
                                                               SHARES              VALUE
                                                          ----------------   ----------------
COMMON STOCKS
SWEDEN (1.3%)
MACHINERY (1.3%)
     SKF AB Class B                                                105,490   $      3,732,316
                                                                             ----------------
TOTAL SWEDEN                                                                        3,732,316
                                                                             ----------------
SWITZERLAND (7.9%)
BANKS (2.1%)
     UBS AG                                                         96,660          5,935,612
                                                                             ----------------
FOOD PRODUCTS (2.1%)
     Nestle SA                                                      25,945          5,712,233
                                                                             ----------------
INSURANCE (2.0%)
     Zurich Financial Services AG                                   44,025          5,637,679
                                                                             ----------------
PHARMACEUTICALS (1.7%)
     Novartis AG                                                   119,717          4,563,295
                                                                             ----------------
TOTAL SWITZERLAND                                                                  21,848,819
                                                                             ----------------
TAIWAN (1.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
     Taiwan Semiconductor Manufacturing Company, Ltd.            2,044,880          4,032,582
                                                                             ----------------
TOTAL TAIWAN                                                                        4,032,582
                                                                             ----------------
UNITED KINGDOM (15.9%)
BANKS (2.0%)
     Royal Bank of Scotland Group PLC                              206,182          5,524,610
                                                                             ----------------
BEVERAGES (1.6%)
     Diageo PLC                                                    365,350          4,296,463
                                                                             ----------------
COMMERCIAL SERVICES & SUPPLIES (1.5%)
     Capita Group PLC                                            1,015,100          4,259,061
                                                                             ----------------
FOOD PRODUCTS (1.4%)
     Cadbury Schweppes PLC                                         615,610          3,946,198
                                                                             ----------------
INDUSTRIAL CONGLOMERATES (1.7%)
     FKI PLC                                                     2,350,713          4,607,340
                                                                             ----------------
OIL & GAS (1.4%)
     BP PLC                                                        576,680          4,002,459
                                                                             ----------------
PHARMACEUTICALS (4.6%)
     AstraZeneca PLC                                               155,140          7,287,165
     GlaxoSmithKline PLC                                           251,760          5,391,564
                                                                             ----------------
                                                                                   12,678,729
                                                                             ----------------
WIRELESS TELECOMMUNICATION SERVICES (1.7%)
     Vodafone Group PLC                                          2,251,100          4,727,252
                                                                             ----------------
TOTAL UNITED KINGDOM                                                               44,042,112
                                                                             ----------------

                 See Accompanying Notes to Financial Statements.

                                                             NUMBER OF
                                                               SHARES              VALUE
                                                          ----------------   ----------------
COMMON STOCKS

TOTAL COMMON STOCKS (Cost $218,541,058)                                      $    268,308,915
                                                                             ----------------
PREFERRED STOCKS (0.0%)
BRAZIL (0.0%)
METALS & MINING (0.0%)
     Companhia Vale do Rio Doce ADR Class A (Cost $63,783)           2,400             96,960
                                                                             ----------------
RIGHTS (0.0%)
FRANCE (0.0%)
BANKS (0.0%)
     Credit Agricole SA* (Cost $0)^                                201,540             46,858
                                                                             ----------------

                                                                 PAR
                                                                (000)
                                                          ----------------
SHORT-TERM INVESTMENT (11.4%)
     State Street Bank and Trust Co. Euro Time
       Deposit, 0.750%, 11/03/03                          $          9,610          9,610,000
Suntrust Bank Time Deposit, 1.031%, 11/03/03 +                      21,898         21,898,124
                                                                             ----------------
TOTAL SHORT-TERM INVESTMENTS (Cost $31,508,124)                                    31,508,124
                                                                             ----------------
TOTAL INVESTMENTS AT VALUE (108.3%) (Cost $250,112,965)                           299,960,857

LIABILITIES IN EXCESS OF OTHER ASSETS (-8.3%)                                     (22,913,359)
                                                                             ----------------
NET ASSETS (100.0%)                                                          $    277,047,498
                                                                             ================

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depositary Receipt
                       GDR = Global Depositary Receipt

 *   Non-income producing security.
++ Security exempt from registration under Rule144A of the Securities Act of 1933. Security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October31, 2003, the security amounted to a value of $227,800 or 0.08% of net assets.
 ^   Security or portion thereof is out on loan.
 + Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003

ASSETS
     Investments at value, including collateral for securities on loan
       of $21,898,124 (Cost $250,112,965) (Note 1)                                 $   299,960,857(1)
     Cash                                                                                       34
     Foreign currency at value (cost $1,530,558)                                         1,524,598
     Receivable for investments sold                                                     4,670,222
     Dividend and interest receivable                                                      523,877
     Receivable for fund shares sold                                                       247,043
     Prepaid expenses and other assets                                                      51,196
                                                                                   ---------------
       Total Assets                                                                    306,977,827
                                                                                   ---------------
LIABILITIES
     Advisory fee payable (Note 2)                                                         256,799
     Administrative services fee payable (Note 2)                                           50,637
     Shareholder servicing/Distribution fee payable (Note 2)                                20,850
     Payable upon return of securities loaned                                           21,898,124
     Payable for investments purchased                                                   7,247,197
     Payable for fund shares redeemed                                                      225,375
     Directors' fee payable                                                                  5,985
     Other accrued expenses payable                                                        225,362
                                                                                   ---------------
       Total Liabilities                                                                29,930,329
                                                                                   ---------------
NET ASSETS
     Capital stock, $0.001 par value (Note 5)                                               27,872
     Paid-in capital (Note 5)                                                          399,837,503
     Undistributed net investment income                                                 2,105,979
     Accumulated net realized loss on investments and foreign currency
       transactions                                                                   (174,808,556)
     Net unrealized appreciation from investments and foreign currency
       translations                                                                     49,884,700
                                                                                   ---------------
       Net Assets                                                                  $   277,047,498
                                                                                   ===============
COMMON SHARES
     Net Assets                                                                    $   222,978,950
     Shares outstanding                                                                 22,422,214
                                                                                   ---------------
     Net asset value, offering price, and redemption price per share               $          9.94
                                                                                   ===============
ADVISOR SHARES
     Net Assets                                                                    $    35,301,750
     Shares outstanding                                                                  3,563,764
                                                                                   ---------------
     Net asset value, offering price, and redemption price per share               $          9.91
                                                                                   ===============
A SHARES
     Net Assets                                                                    $    16,105,889
     Shares outstanding                                                                  1,615,961
                                                                                   ---------------
     Net asset value and redemption price per share                                $          9.97
                                                                                   ===============
     Maximum offering price per share (net asset value/(1-5.75%))                  $         10.58
                                                                                   ===============
B SHARES
     Net Assets                                                                    $     2,070,250
     Shares outstanding                                                                    210,117
                                                                                   ---------------
     Net asset value and offering price per share                                  $          9.85
                                                                                   ===============
C SHARES
     Net Assets                                                                    $       590,659
     Shares outstanding                                                                     60,188
                                                                                   ---------------
     Net asset value and offering price per share                                  $          9.81
                                                                                   ===============

(1)  Including $20,981,382 of securities on loan.

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2003

INVESTMENT INCOME (Note 1)
     Dividends                                                                     $     7,029,522
     Interest                                                                              107,085
     Securities lending                                                                    132,484
     Foreign taxes withheld                                                               (967,071)
                                                                                   ---------------
       Total investment income                                                           6,302,020
                                                                                   ---------------
EXPENSES
     Investment advisory fees (Note 2)                                                   2,570,069
     Administrative services fees (Note 2)                                                 411,018
     Shareholder servicing/Distribution fees (Note 2)                                      229,743
     Transfer agent fees (Note 2)                                                          846,411
     Custodian fees                                                                        154,118
     Printing fees (Note 2)                                                                119,854
     Registration fees                                                                      67,422
     Legal fees                                                                             67,205
     Audit fees                                                                             51,673
     Directors' fees                                                                        20,487
     Insurance expense                                                                      17,340
     Interest expense                                                                        9,706
     Miscellaneous expense                                                                   9,348
                                                                                   ---------------
       Total expenses                                                                    4,574,394
     Less: fees waived (Note 2)                                                           (233,178)
                                                                                   ---------------
       Net expenses                                                                      4,341,216
                                                                                   ---------------
         Net investment income                                                           1,960,804
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
     Net realized loss from investments                                                 (6,503,181)
     Net realized gain on foreign currency transactions                                    145,331
     Net change in unrealized appreciation (depreciation) from
       investments                                                                      62,599,410
     Net change in unrealized appreciation (depreciation) from foreign
       currency translations                                                                (5,700)
                                                                                   ---------------
     Net realized and unrealized gain from investments and foreign currency
       related items                                                                    56,235,860
                                                                                   ---------------
     Net increase in net assets resulting from operations                          $    58,196,664
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR           FOR THE YEAR
                                                                                         ENDED                  ENDED
                                                                                   OCTOBER 31, 2003       OCTOBER 31, 2002
                                                                                   ----------------       ----------------
FROM OPERATIONS
  Net investment income                                                            $      1,960,804       $      1,492,433
  Net realized loss on investments and foreign
    currency transactions                                                                (6,357,850)           (75,323,240)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                                        62,593,710            (13,157,214)
                                                                                   ----------------       ----------------
    Net increase (decrease) in net assets resulting from operations                      58,196,664            (86,988,021)
                                                                                   ----------------       ----------------
FROM DIVIDENDS
  Dividends from net investment income
  Common Class shares                                                                    (1,217,789)               (45,863)
  Advisor Class shares                                                                      (27,156)                    --
  Class A shares                                                                               (361)                    --
  Class B shares                                                                                (96)                    --
  Class C shares                                                                                (34)                    --
                                                                                   ----------------       ----------------
    Net decrease in net assets resulting from dividends                                  (1,245,436)               (45,863)
                                                                                   ----------------       ----------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                          218,306,582            343,914,126
  Exchange value of shares due to merger                                                 18,019,146            375,489,723
  Reinvestment of dividends                                                               1,200,608                 43,635
  Net asset value of shares redeemed                                                   (280,111,190)(1)       (400,389,721)(2)
                                                                                   ----------------       ----------------
      Net increase (decrease) in net assets from capital share
        transactions                                                                    (42,584,854)           319,057,763
                                                                                   ----------------       ----------------
  Net increase in net assets                                                             14,366,374            232,023,879

NET ASSETS
  Beginning of year                                                                     262,681,124             30,657,245
                                                                                   ----------------       ----------------
  End of year                                                                      $    277,047,498       $    262,681,124
                                                                                   ================       ================
  Undistributed Net Investment Income                                              $      2,105,979       $      1,245,280
                                                                                   ================       ================

(1)  Net of $86,228 of redemption fees retained by the Fund.
(2)  Net of $54,119 of redemption fees retained by the Fund.

                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Year)

                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                     --------------------------------------------------------------------
                                                        2003            2002            2001         2000         1999
                                                     ----------      ----------      ----------   ----------   ----------
PER SHARE DATA
  Net asset value, beginning of year                 $     8.07      $     9.59      $    14.98   $    14.78   $    10.78
                                                     ----------      ----------      ----------   ----------   ----------
INVESTMENT OPERATIONS
  Net investment income                                    0.07(1)         0.08(1)         0.12         0.11         0.09
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         1.85           (1.59)          (3.05)        0.66         4.02
                                                     ----------      ----------      ----------   ----------   ----------
      Total from investment operations                     1.92           (1.51)          (2.93)        0.77         4.11
                                                     ----------      ----------      ----------   ----------   ----------
REDEMPTION FEES                                            0.00(2)           --              --           --           --
                                                     ----------      ----------      ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                    (0.05)          (0.01)          (0.12)       (0.08)       (0.11)
  Distributions from net realized gains                      --              --           (2.34)       (0.49)          --
                                                     ----------      ----------      ----------   ----------   ----------
      Total dividends and distributions                   (0.05)          (0.01)          (2.46)       (0.57)       (0.11)
                                                     ----------      ----------      ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                         $     9.94      $     8.07      $     9.59   $    14.98   $    14.78
                                                     ==========      ==========      ==========   ==========   ==========
      Total return(3)                                     24.04%         (15.85)%        (23.13)%       4.90%       38.52%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year(000s omitted)              $  222,979      $  218,897      $   30,657   $   85,756   $   79,383
    Ratio of expenses to average net assets(4)             1.60%           1.47%           0.95%        0.97%        0.96%
    Ratio of net investment income to average
      net assets                                           0.84%           0.88%           0.63%        0.65%        0.92%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.09%           0.23%           0.66%        0.48%        0.55%
  Portfolio turnover rate                                   126%            150%            166%         146%         151%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio ratio by .02%, and .01% for the years ended October 31, 2000, and 1999, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was .95% for the years ended October 31, 2000, and 1999, repectively. For the years ended October 31, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                                                              FOR THE YEAR
                                                                            ENDED OCTOBER 31,
                                                                          --------------------
                                                                            2003       2002(1)
                                                                          --------    --------
PER SHARE DATA
  Net asset value, beginning of period                                    $   8.04    $   9.67
                                                                          --------    --------
INVESTMENT OPERATIONS
  Net investment income(2)                                                    0.03        0.04
  Net gain (loss) on investments
    and foreign currency related items (both realized
    and unrealized)                                                           1.85       (1.67)
                                                                          --------    --------
      Total from investment operations                                        1.88       (1.63)
                                                                          --------    --------
REDEMPTION FEES                                                                 --        0.00(3)
                                                                          --------    --------
LESS DIVIDENDS
  Dividends from net investment income                                       (0.01)         --
                                                                          --------    --------
NET ASSET VALUE, END OF PERIOD                                            $   9.91    $   8.04
                                                                          ========    ========
      Total return(4)                                                        23.49%     (16.96)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                                $ 35,302    $ 43,395
    Ratio of expenses to average net assets(5)                                2.10%       1.99%(6)
    Ratio of net investment income to average net assets                      0.38%       0.47%(6)
    Decrease reflected in above operating
      expense ratios due to waivers                                           0.09%       0.24%(6)
  Portfolio turnover rate                                                      126%        150%

(1)  For the period December 24, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3)  This represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the year ended October 31, 2003 and the period ended October 31, 2002 there was no effect on the net operating expense ratio because of transfer agent credits.

(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                                              FOR THE YEAR
                                                                            ENDED OCTOBER 31,
                                                                          --------------------
                                                                            2003       2002(1)
                                                                          --------    --------
PER SHARE DATA
  Net asset value, beginning of period                                    $   8.07    $   9.77
                                                                          --------    --------
INVESTMENT OPERATIONS
  Net investment income(2)                                                    0.07        0.07
  Net gain (loss) on investments
    and foreign currency related items (both realized
    and unrealized)                                                           1.85       (1.77)
                                                                          --------    --------
      Total from investment operations                                        1.92       (1.70)
                                                                          --------    --------
LESS DIVIDENDS
  Dividends from net investment income                                       (0.02)         --
                                                                          --------    --------
NET ASSET VALUE, END OF PERIOD                                            $   9.97    $   8.07
                                                                          ========    ========
      Total return(3)                                                        23.88%     (17.32)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                                $ 16,106    $    114
    Ratio of expenses to average net assets(4)                                1.85%       1.74%(5)
    Ratio of net investment income to average net assets                      0.79%       0.80%(5)
    Decrease reflected in above operating
      expense ratios due to waivers                                           0.09%       0.24%(5)
  Portfolio turnover rate                                                      126%        150%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the year ended October 31, 2003 and the period ended October 31, 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

(For a Class B Share of the Fund Outstanding Throughout Each Period)

                                                                             FOR THE YEAR
                                                                           ENDED OCTOBER 31,
                                                                        ----------------------
                                                                          2003         2002(1)
                                                                        --------      --------
PER SHARE DATA
  Net asset value, beginning of period                                  $   8.04      $   9.77
                                                                        --------      --------
INVESTMENT OPERATIONS
  Net investment loss(2)                                                   (0.01)        (0.01)
  Net gain (loss) on investments
    and foreign currency related items (both
    realized and unrealized)                                                1.82         (1.72)
                                                                        --------      --------
      Total from investment operations                                      1.81         (1.73)
                                                                        --------      --------
LESS DIVIDENDS
  Dividends from net investment income                                     (0.00)(3)        --
                                                                        --------      --------
NET ASSET VALUE, END OF PERIOD                                          $   9.85      $   8.04
                                                                        ========      ========
      Total return(4)                                                      22.70%       (17.78)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                              $  2,070      $    175
    Ratio of expenses to average net assets(5)                              2.60%         2.44%(6)
    Ratio of net investment loss to average net assets                     (0.09)%       (0.06)%(6)
    Decrease reflected in above operating
      expense ratios due to waivers                                         0.09%         0.21%(6)
  Portfolio turnover rate                                                    126%          150%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3)  This represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the year ended October 31, 2003 and the period ended October 31, 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

(For a Class C Share of the Fund Outstanding Throughout Each Period)

                                                                             FOR THE YEAR
                                                                           ENDED OCTOBER 31,
                                                                        ----------------------
                                                                          2003         2002(1)
                                                                        --------      --------
PER SHARE DATA
  Net asset value, beginning of period                                  $   8.00      $   9.77
                                                                        --------      --------
INVESTMENT OPERATIONS
  Net investment loss(2)                                                   (0.04)        (0.04)
  Net gain (loss) on investments
    and foreign currency related items (both
    realized and unrealized)                                                1.85         (1.73)
                                                                        --------      --------
      Total from investment operations                                      1.81         (1.77)
                                                                        --------      --------
LESS DIVIDENDS
  Dividends from net investment income                                     (0.00)(3)        --
                                                                        --------      --------
NET ASSET VALUE, END OF PERIOD                                          $   9.81      $   8.00
                                                                        ========      ========
      Total return(4)                                                      22.67%       (18.09)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                              $    591      $    100
    Ratio of expenses to average net assets(5)                              2.60%         2.53%(6)
    Ratio of net investment loss to average net assets                     (0.43)%       (0.49)%(6)
    Decrease reflected in above operating
      expense ratios due to waivers                                         0.09%         0.24%(6)
  Portfolio turnover rate                                                    126%          150%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3)  This represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the year ended October 31, 2003 and the period ended October 31, 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse International Focus Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term capital appreciation. The Fund was incorporated in the State of Maryland on October 24, 1997.

   The Fund is authorized to offer five classes of shares: Common Class, Advisor Class, Class A, Class B, and Class C shares. Effective December 12, 2001, the Fund closed the Common Class shares to new investors. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase.

   Effective as of the close of business on April 25, 2002, the Fund acquired all of the net assets of the Credit Suisse International Equity Fund ("International Equity") in a tax-free exchange of shares. The Fund was also the accounting survivor in the tax-free exchange. The shares exchanged were 28,126,479 shares (valued at $289,140,200) of the Common Class of the Fund for 23,601,039 shares of Common Class of International Equity, and 6,324,384 shares (valued at $64,951,432) of the Advisor Class of the Fund for 5,403,695 shares of the Advisor Class of International Equity. The International Equity net assets of $354,091,632 at that date, which included $41,247,303 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of International Equity and the Fund immediately before the acquisition were $354,091,632 and $28,708,766, respectively, and the combined net assets of the Fund after the acquisition were $382,800,398.

   Effective as of the close of business on May 10, 2002, the Fund acquired all of the net assets of the Credit Suisse Institutional Small Cap Fund ("Institutional Small Cap") in a tax-free exchange of shares. The Fund was also the accounting survivor in the tax-free exchange. The shares exchanged were 1,379,827 shares (valued at $21,398,091) of the Common Class of the Fund for 2,073,751 shares of Common Class of International Small Cap. The Institutional Small Cap net assets of $21,398,091 at that date, which included $1,730,200 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of International Small Cap and the Fund immediately before the acquisition were $21,398,091 and $378,614,288, respectively, and the combined net assets of the Fund after the acquisition were $400,012,379.

   Effective as of the close of business on April 25, 2003, the Fund acquired all of the net assets of the Credit Suisse European Equity Fund ("European Equity") and Credit Suisse International Fund ("International") in a tax-free exchange of shares. The Fund was also the accounting survivor in the tax-free exchange. The shares exchanged were 1,143,026 shares (valued at $9,064,206) of the Class A of the Fund for 1,704,276 shares of Common Class of European Equity, 2,683 shares (valued at $21,278) of Class A of the Fund for 4,111 shares of Class A of European Equity, 13,596 shares (valued at $107,814) of the Class A of the Fund for 16,677 shares of Common Class of International, 903,238 shares (valued at $7,162,662) of Class A of the Fund for 1,109,478 shares of Class A of International, 193,464 shares (valued at $1,522,567) of Class B of the Fund for 251,116 shares of Class B of International, and 17,936 shares (valued at $140,619) of Class C of the Fund for 21,958 shares of Class C of International. The European Equity's net assets of $9,085,484 at that date, which included $9,042 of unrealized appreciation, were combined with those of the Fund. The International net assets of $8,933,662 at that date, which included $485,588 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of European Equity, International and the Fund immediately before the acquisition were $9,085,484, $8,933,662 and $233,047,505, respectively, and the combined net assets of the Fund after the acquisition were $251,066,651.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occuring before the Fund's Valuation Time but after the close of the securities' primary markets are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class- specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2003 the Fund had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at October 31, 2003 is as follows:

                 MARKET VALUE OF                        VALUE OF
                SECURITIES LOANED                 COLLATERAL RECEIVED
                -----------------                 -------------------
                  $  20,981,382                      $  21,898,124

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Fund and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Fund will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Fund shall be reduced to such lower fee amount.

   J) OTHER -- The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

   The Fund may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended October 31, 2003, investment advisory fees earned and voluntarily waived were $2,570,069 and $233,178, respectively.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K."), Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K., CSAM Ltd. Japan and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Fund. For the year ended October 31, 2003, co-administrative services fees earned by CSAMSI were $257,007.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

          AVERAGE DAILY NET ASSETS                 ANNUAL RATE
          ------------------------                 -----------
          First $5 billion             0.050% of average daily net assets
          Next $5 billion              0.035% of average daily net assets
          Over $10 billion             0.020% of average daily net assets

   For the year ended October 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $154,011.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. Advisor Class shares may pay such fees at an annual rate not to exceed 0.75% of the Advisor Class' average daily net assets and such fee is currently calculated at an annual rate of 0.50% of average daily net assets. For Class A shares the fee is calculated at an annual rate of 0.25% of the average daily net assets. For Class B and Class C shares of the Fund, the fee is calculated at an annual rate of 1.00% of the average daily net assets. Common Class shares do not bear distribution fees.

   For the year ended October 31, 2003, shareholder servicing and distribution fees earned by CSAMSI were as follows:

                                             SHAREHOLDER SERVICING/
                                                DISTRIBUTION FEE
                                                ----------------
          Advisor Class                            $  193,645
          Class A                                      21,455
          Class B                                      11,751
          Class C                                       2,892
                                                   ----------
                                                   $  229,743
                                                   ==========

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2003, the Fund reimbursed CSAM $311,728, which is included in the Fund's transfer agent expense.

   For the year ended October 31, 2003, CSAMSI and its affiliates advised the Fund that they retained $5,203 from commissions earned on the sale of the Fund's Class A shares.

   For the year ended October 31, 2003, CSFB received $44,275 in fees for its securities lending activities.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2003, Merrill was paid $32,237, for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2003 and during the year ended October 31, 2003, the Fund had no loans outstanding under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) were $306,481,589 and $360,904,796, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common shares, two billion are classified as Advisor shares, one billion are classified as Class A shares, one billion are classified as Class B shares and one billion are classified as Class C shares. Transactions in capital shares of the Fund were as follows:

                                                           COMMON CLASS
                                 ----------------------------------------------------------------
                                                        FOR THE YEAR ENDED
                                 ----------------------------------------------------------------
                                        OCTOBER 31, 2003                  OCTOBER 31, 2002
                                 ----------------------------------------------------------------
                                    SHARES           VALUE           SHARES            VALUE
                                 -----------    ---------------    -----------    ---------------
Shares sold                       19,278,857    $   158,846,957     32,878,289    $   317,280,958
Shares exchanged due to merger            --                 --     29,506,306        310,538,291
Shares issued in reinvestment
  of dividends                       145,726          1,173,037          4,394             43,635
Shares redeemed                  (24,132,735)      (200,511,267)   (38,454,721)      (365,442,913)
                                 -----------    ---------------    -----------    ---------------
Net increase (decrease)           (4,708,152)   $   (40,491,273)    23,934,268    $   262,419,971
                                 ===========    ===============    ===========    ===============

                                                          ADVISOR CLASS
                                 ----------------------------------------------------------------
                                       FOR THE YEAR ENDED               FOR THE PERIOD ENDED
                                        OCTOBER 31, 2003                OCTOBER 31, 2002(1)
                                 ----------------------------------------------------------------
                                    SHARES           VALUE           SHARES            VALUE
                                 -----------    ---------------    -----------    ---------------
Shares sold                        2,896,370    $    24,699,720      2,912,960    $    25,880,509
Shares exchanged due to merger            --                 --      6,324,384         64,951,432
Shares issued in reinvestment
  of dividends                         3,388             27,141             --                 --
Shares redeemed                   (4,734,163)       (40,716,146)    (3,839,175)       (34,638,761)
                                 -----------    ---------------    -----------    ---------------
Net increase (decrease)           (1,834,405)   $   (15,989,285)     5,398,169    $    56,193,180
                                 ===========    ===============    ===========    ===============

                                                             CLASS A
                                 ----------------------------------------------------------------
                                       FOR THE YEAR ENDED               FOR THE PERIOD ENDED
                                        OCTOBER 31, 2003                OCTOBER 31, 2002(2)
                                 ----------------------------------------------------------------
                                    SHARES           VALUE           SHARES            VALUE
                                 -----------    ---------------    -----------    ---------------
Shares sold                        3,703,803    $    31,420,423         43,776    $       442,368
Shares exchanged due to merger     2,062,543         16,355,960             --                 --
Shares issued in reinvestment
  of dividends                            40                327             --                 --
Shares redeemed                   (4,164,595)       (35,715,408)       (29,606)          (308,047)
                                 -----------    ---------------    -----------    ---------------
Net increase                       1,601,791    $    12,061,302         14,170    $       134,321
                                 ===========    ===============    ===========    ===============

                                                             CLASS B
                                 ----------------------------------------------------------------
                                       FOR THE YEAR ENDED               FOR THE PERIOD ENDED
                                        OCTOBER 31, 2003                OCTOBER 31, 2002(2)
                                 ----------------------------------------------------------------
                                   SHARES            VALUE           SHARES            VALUE
                                 -----------    ---------------    -----------    ---------------
Shares sold                          217,972    $     1,724,160         21,770    $       188,375
Shares exchanged due to merger       193,464          1,522,567             --                 --
Shares issued in reinvestment
  of dividends                             9                 72             --                 --
Shares redeemed                     (223,098)        (1,796,902)            --                 --
                                 -----------    ---------------    -----------    ---------------
Net increase                         188,347    $     1,449,897         21,770    $       188,375
                                 ===========    ===============    ===========    ===============

                                                             CLASS C
                                 ----------------------------------------------------------------
                                       FOR THE YEAR ENDED               FOR THE PERIOD ENDED
                                        OCTOBER 31, 2003                OCTOBER 31, 2002(2)
                                 ----------------------------------------------------------------
                                   SHARES            VALUE           SHARES            VALUE
                                 -----------    ---------------    -----------    ---------------
Shares sold                          185,582    $     1,615,322         12,495    $       121,916
Shares exchanged due to merger        17,936            140,619             --                 --
Shares issued in reinvestment
  of dividends                             4                 31             --                 --
Shares redeemed                     (155,829)        (1,371,467)            --                 --
                                 -----------    ---------------    -----------    ---------------
Net increase                          47,693    $       384,505         12,495    $       121,916
                                 ===========    ===============    ===========    ===============

(1) For the period December 24, 2001 (inception date) through October 31, 2002.
(2) For the period November 30, 2001 (inception date) through October 31, 2002.

   Effective September 16, 2002, a redemption fee of 2% of the value of Common Class and Advisor Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

   On October 31, 2003, the number of shareholders that held 5% or more of the outstanding shares for each class of the Fund were as follows:

                                 NUMBER OF          APPROXIMATE PERCENTAGE
                                SHAREHOLDERS        OF OUTSTANDING SHARES
                                ------------        ---------------------
          Common Class               2                       39%
          Class A                    1                       44%
          Class B                    1                        6%
          Class C                    2                       53%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions and losses deferred due to wash sales.

   The tax characteristics of dividends paid during the years ended October 31, 2003 and 2002, respectively, by the Fund were as follows:

                                     ORDINARY INCOME
                                 -----------------------
                                     2003         2002
                                 ------------   --------
                                 $  1,245,436   $ 45,863

   At October 31, 2003, the components of distributable earnings on a tax basis for the Fund were as follows:

          Undistributed ordinary income          $     2,105,976
          Accumulated realized loss                 (173,814,706)
          Unrealized appreciation                     48,890,853
                                                 ---------------
                                                 $  (122,817,877)
                                                 ===============

   At October 31, 2003, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

                                    EXPIRES OCTOBER 31,
                ------------------------------------------------------------
                    2008            2009            2010            2011
                    ----            ----            ----            ----
                $  74,250,210   $  12,214,439   $  80,190,790   $  7,159,267

   Included in the Fund's capital loss carryforwards which expire in 2008 is $67,279,629 and in 2009 is $3,829,894 acquired in the Credit Suisse International Equity Fund merger which is subject to IRS limitations.

   Included in the Fund's capital loss carryforwards which expire in 2008 is $6,970,581 and in 2009 is $1,047,721 acquired in the Credit Suisse International Small Company Fund merger which is subject to IRS limitations.

   Included in the Fund's capital loss carryforwards which expire in 2009 is $2,248,626 and in 2010 is $827,416 acquired in the Credit Suisse International Fund merger which is subject to IRS limitations.

   Included in the Fund's capital loss carryforwards which expire in 2010 is $3,128,274 acquired in the Credit Suisse European Equity Fund merger which is subject to IRS limitations.

   At October 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows; $251,106,812, $49,545,894, $(691,849) and $48,854,045, respectively.

   At October 31, 2003, the Fund reclassified $145,331 from undistributed net investment income and $6,527,416 from paid-in capital to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and losses deferred due to wash sales and capital loss carryforwards from fund acquisitions.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Credit Suisse International Focus Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse International Focus Fund, Inc. (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December23, 2003

CREDIT SUISSE INTERNATIONAL FOCUS FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                            TERM                                      NUMBER OF
                                            OF OFFICE(1)                              PORTFOLIOS IN
                                            AND                                       FUND
                            POSITION(S)     LENGTH         PRINCIPAL                  COMPLEX         OTHER
NAME, ADDRESS AND           HELD WITH       OF TIME        OCCUPATION(S) DURING       OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH               FUND            SERVED         PAST FIVE YEARS            DIRECTOR        HELD BY DIRECTOR
-------------------------   -------------   ------------   ------------------------   -------------   ----------------
INDEPENDENT DIRECTORS

Richard H. Francis          Director,       Since 1999     Currently retired          44              None
c/o Credit Suisse           Nominating
Asset Management, LLC       and Audit
466 Lexington Avenue        Committee
New York, New York          Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten           Director,       Since 1998     Dean of Yale School of     43              Director of Aetna,
Box 208200                  Nominating                     Management and                             Inc. (insurance
New Haven, Connecticut      and Audit                      William S. Beinecke                        company); Director
06520-8200                  Committee                      Professor in the                           of Calpine
                            Member                         Practice of                                Corporation (energy
Date of Birth: 10/29/46                                    International Trade and                    provider); Director
                                                           Finance (11/95 -                           of CarMax Group
                                                           present)                                   (used car dealers)

Peter F. Krogh              Director,       Since 2001     Dean Emeritus and          43              Director of Carlisle
301 ICC                     Nominating                     Distinguished Professor                    Companies
Georgetown University       and Audit                      of International Affairs                   Incorporated
Washington, DC 20057        Committee                      at the Edmund A. Walsh                     (diversified
                            Member                         School of Foreign                          manufacturing
Date of Birth: 02/11/37                                    Service, Georgetown                        company); Member of
                                                           University (6/95 -                         Selection Committee
                                                           present); Moderator of                     for Truman Scholars
                                                           PBS foreign affairs                        and Henry Luce
                                                           television series (1988                    Scholars; Senior
                                                           - 2000)                                    Associate of Center
                                                                                                      for Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee of
                                                                                                      numerous world
                                                                                                      affairs
                                                                                                      organizations

----------

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                            TERM                                      NUMBER OF
                                            OF OFFICE(1)                              PORTFOLIOS IN
                                            AND                                       FUND
                            POSITION(S)     LENGTH         PRINCIPAL                  COMPLEX         OTHER
NAME, ADDRESS AND           HELD WITH       OF TIME        OCCUPATION(S) DURING       OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH               FUND            SERVED         PAST FIVE YEARS            DIRECTOR        HELD BY DIRECTOR
-------------------------   -------------   ------------   ------------------------   -------------   ----------------
INDEPENDENT DIRECTORS

James S. Pasman, Jr.        Director,       Since 1999     Currently retired          45              Director of
c/o Credit Suisse Asset     Nominating                                                                Education
Management, LLC             and Audit                                                                 Management
466 Lexington Avenue        Committee                                                                 Corp.
New York, New York          Member
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport         Director,       Since 1999     Partner of Lehigh Court,   45              None
Lehigh Court, LLC           Nominating                     LLC and RZ Capital
40 East 52nd Street         Committee                      (private investment
New York, New York          Member and                     firms) (7/02 - present);
10022                       Audit                          Consultant to SunGard
                            Committee                      Securities Finance, Inc.
Date of Birth: 07/10/48     Chairman                       from February 2002 to
                                                           July 2002; President of
                                                           SunGard Securities
                                                           Finance, Inc. from 2001
                                                           to February 2002;
                                                           President of Loanet,
                                                           Inc. (on-line accounting
                                                           service) from 1997 to
                                                           2001

                                            TERM                                      NUMBER OF
                                            OF OFFICE(1)                              PORTFOLIOS IN
                                            AND                                       FUND
                            POSITION(S)     LENGTH         PRINCIPAL                  COMPLEX         OTHER
NAME, ADDRESS AND           HELD WITH       OF TIME        OCCUPATION(S) DURING       OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH               FUND            SERVED         PAST FIVE YEARS            DIRECTOR        HELD BY DIRECTOR
-------------------------   -------------   ------------   ------------------------   -------------   ----------------
INTERESTED DIRECTORS

Joseph D. Gallagher(2)      Director,       Since 2003     Managing Director and      46              None
Credit Suisse Asset         Chairman of                    Chief Executive Officer
Management, LLC             the Board and                  of CSAM since 2003;
466 Lexington Avenue        Chief                          Global Chief Financial
New York, New York          Executive                      Officer, Credit Suisse
10017-3140                  Officer                        Asset Management since
                                                           1999; Chief Executive
Date of Birth: 12/14/62                                    Officer and Director of
                                                           Credit Suisse Asset
                                                           Management Limited,
                                                           London, England, from
                                                           June 2000 to 2003;
                                                           Director of Credit
                                                           Suisse Asset Management
                                                           Funds (UK) Limited,
                                                           London, England, from
                                                           June 2000 to 2003;
                                                           Managing Director, Head
                                                           -- Asian Corporate
                                                           Finance and M&A, Credit
                                                           Suisse First Boston,
                                                           Hong Kong, China, from
                                                           January 1998 to May 1999

William W. Priest, Jr.(3)   Director        Since 1999     Co-Managing Partner,       50              Director of
Steinberg Priest & Sloane                                  Steinberg Priest &                         GlobeWireless, LLC
Capital Management, LLC                                    Sloane Capital                             (maritime
12 East 49th Street                                        Management, LLC since                      communications
12th Floor                                                 March 2001; Chairman and                   company); Director
New York, New York                                         Managing Director of                       of InfraRed X
10017                                                      CSAM from 2000 to                          (medical device
                                                           February 2001, Chief                       company)
Date of Birth: 09/24/41                                    Executive Officer and
                                                           Managing Director of
                                                           CSAM from 1990 to 2000

----------
(2) Mr. Gallagher is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he is an officer of CSAM.

(3) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                             TERM
                                             OF
                                             OFFICE(1)
                                             AND
                            POSITION(S)      LENGTH
NAME, ADDRESS AND           HELD WITH        OF TIME
DATE OF BIRTH               FUND             SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------   --------------   ------------   ----------------------------------------------
OFFICERS

Hal Liebes                  Vice President   Since 1999     Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset         and Secretary                   Associated with CSAM since 1997; Officer of other
Management, LLC                                             Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro        Chief            Since 1999     Director and Director of Fund Administration of CSAM;
Credit Suisse Asset         Financial                       Associated with CSAM since 1984; Officer of other
Management, LLC             Officer and                     Credit Suisse Funds
466 Lexington Avenue        Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler         Assistant        Since 2000     Director and Deputy General Counsel of CSAM;
Credit Suisse Asset         Secretary                       Associated with CSAM since January 2000; Associated
Management, LLC                                             with the law firm of Swidler Berlin Shereff Friedman LLP
466 Lexington Avenue                                        from 1996 to 2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/17/66

Rocco A. Del Guercio        Assistant        Since 1999     Vice President of CSAM; Associated with CSAM
Credit Suisse Asset         Treasurer                       since June 1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola         Assistant        Since 2000     Assistant Vice President of CSAM; Associated with
Credit Suisse Asset         Treasurer                       CSAM since April 2000; Assistant Vice President,
Management, LLC                                             Deutsche Asset Management from January 1999 to
466 Lexington Avenue                                        April 2000; Assistant Vice President, Weiss,
New York, New York                                          Peck & Greer LLC from November 1995 to
10017-3140                                                  December 1998; Officer of other Credit Suisse Funds

Date of Birth: 06/05/63

Robert M. Rizza             Assistant        Since 2002     Assistant Vice President of CSAM; Associated with
Credit Suisse Asset         Treasurer                       CSAM since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

TAX INFORMATION LETTER (UNAUDITED)
October 31, 2003

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   During the fiscal year ended October 31, 2003, the Fund distributed $7,029,522 of foreign source income on which the Fund paid foreign taxes of $967,071. This information is being furnished to you pursuant to notice requirement of Section 853(a) and 855(d) of the Internal Revenue Code of 1986, as amended the "Code", and the Treasury Regulations thereunder.

   For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.csam-americas.com       [CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINT-2-1003

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Richard H. Francis, James S. Pasman, Jr., and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date: January 5, 2004


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  January 5, 2004


          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  January 5, 2004